UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2012

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin                                                                                                                                53051
(Address of principal executive offices)                                                                                                                                          (Zip Code)

Registrant’s telephone number, including area code:       (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of ZBB Energy Corporation (the “Company”) filed with the U.S. Securities and Exchange Commission on February 2, 2012 (the “Original Filing”).  The Company is filing this Amendment solely to file the legal opinion attached as Exhibits 5 and 23 hereto, which were referenced in the Original Filing.

No modification or update is otherwise made to any other disclosures in the Original Filing, nor does this Amendment reflect any events occurring after the day of the Original Filing.  As such, this Amendment should be read in conjunction with the Original Filing.

Item	9.01. Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: February 2, 2012	By: /s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

5	Opinion of Godfrey & Kahn, S.C.*

23	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5)*

* Filed herewith